                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant (Sec)240.14a-11(c) (Sec)240.14a-12


                          Astoria Financial Corporation
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

[LOGO] ASTORIA                                        One Astoria Federal Plaza
       FEDERAL SAVINGS                              Lake Success, NY 11042-1085
                                                                 (516) 327-3000



                                                                  April 10, 2000



To: All Astoria Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP") Participants

Re:  Annual Meeting of Shareholders to be held on May 17, 2000
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 17, 2000, enclosed please find the following documents:

     a)   Confidential Voting Instruction card,

     b) Proxy Statement dated April 10, 2000, including a Notice of Annual Meeting of Shareholders,

     c)   1999 Annual Report on Form 10-K, and

     d) a postage-paid return envelope addressed to ChaseMellon Shareholder Services, L.L.C., Proxy Tabulation Department (ChaseMellon Shareholder Services, L.L.C. is the Confidential Voting Instruction tabulator for the ESOP).

     As a participant, and a "named fiduciary," in the ESOP, you have the right to direct the ESOP Trustee (State Street Bank and Trust Company) how to vote at the Annual Meeting the shares of Astoria Financial Corporation Common Stock ("Shares") allocated to your account in the ESOP. As a "named fiduciary," you are the party who is identified in the voting section of the ESOP Trust as responsible for directing the Trustee how to vote your allocated ESOP Shares. The number of Shares in your ESOP account is shown on the enclosed Confidential Voting Instruction card. Please mark the appropriate boxes on the card, sign, date and return it in the enclosed postage-paid return envelope. If you sign, date and return your card, but do not check the box for a particular proposal, the Trustee will vote your shares according to the recommendation of the Board of Directors for that particular proposal. For your ESOP voting instruction to be counted by the Trustee, ChaseMellon Shareholder Services, L.L.C., must receive your Confidential Voting Instruction card no later than May 10, 2000.

     The ESOP Trust states that the Trustee will generally vote unallocated Shares and allocated Shares for which it receives no written instructions in the same manner and proportion as the allocated Shares for which voting instructions have been received. The Trustee's vote must be in accordance with its fiduciary duties and in a manner determined by the Trustee to be prudent and solely in the interest of ESOP participants and beneficiaries.

Unanticipated Proposals

     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction card will be presented for shareholder action at the 2000 Annual Meeting of Shareholders. If this should happen, the ESOP Trustee will be instructed to vote upon such matters in the ESOP Trustee's discretion or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the ESOP Trustee.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. You should then seal the card in the enclosed envelope and return it to
-----------------------------------------------------------------------
ChaseMellon Shareholder Services, L.L.C. To direct the voting of Shares within
------------------------------------------------------------------------------
the ESOP, the Confidential Voting Instruction card must be received by
----------------------------------------------------------------------
ChaseMellon Shareholder Services, L.L.C. no later than May 10, 2000.
--------------------------------------------------------------------

     Please note that the instruction of individual participants are to be kept confidential by ChaseMellon Shareholder Services, L.L.C. and the Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                                               Very truly yours,

                                               The ESOP Committee



                                               By: /s/ James J. Horvath
                                                  ----------------------------
                                                       James J. Horvath

[LOGO] ASTORIA                                        One Astoria Federal Plaza
       FEDERAL SAVINGS                              Lake Success, NY 11042-1085
                                                                 (516) 327-3000



                                              April 10, 2000

To: All Astoria Federal Savings and Loan Association Incentive Savings Plan ("401K Plan") Participants with a portion of their account balance invested in the Employer Stock Fund

Re:  Annual Meeting of Shareholders to be held on May 17, 2000
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 17, 2000, enclosed please find the following documents:

     a)  Confidential Voting Instruction card,
     b) Proxy Statement dated April 10, 2000, including a Notice of Annual Meeting of Shareholders,
     c)  1999 Annual Report on Form 10-K, and
     d) a postage-paid return envelope addressed to ChaseMellon Shareholder Services, L.L.C., Proxy Tabulation Department (ChaseMellon Shareholder Services, L.L.C. is the Confidential Voting Instruction tabulator for the 401K Plan).

     As a participant in the 401K Plan with all or a portion of your account balance invested in the Employer Stock Fund and a named fiduciary, you have the right to participate in directing how the Plan Administrator (Astoria Federal Savings and Loan Association) instructs the 401K Trustee (T. Rowe Price Trust Company) to vote the shares of Astoria Financial Corporation Common Stock (the "Shares") held by the 401K Plan as of March 24, 2000, the meeting record date (provided that you had all or a portion of your account invested in the Employer Stock Fund as of the most recent valuation date on or before the meeting record date). In general, the 401K Trustee will be directed to vote the Shares held in the Employer Stock Fund "FOR" and "AGAINST" as to each proposal listed on the Confidential Voting Instruction card in the same proportions as instructions to cast votes "FOR" and "AGAINST" each proposal are given by those individuals with the right to give directions. Each individual's instructions are weighted according to the value of the participant's interest in the Employer Stock Fund as of the most recent valuation available prior to the record date. If you do not file a Confidential Voting Instruction card on or before May 10, 2000, or if you ABSTAIN, your directions will not count.

Unanticipated Proposals

     It is possible, although very unlikely, that proposals other than those specified on the

Confidential Voting Instruction card will be presented for shareholder action at the 2000 Annual Meeting of Shareholders. If this should happen, the 401K Trustee will be instructed to vote upon such matters in the 401K Trustee's discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the 401K Trustee.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Plan Administrator. You should then seal the card in the enclosed envelope and return
               -----------------------------------------------------------------
it to ChaseMellon Shareholder Services, L.L.C. To direct the voting of your
---------------------------------------------------------------------------
Shares, your instruction card must be received by ChaseMellon Shareholder
-------------------------------------------------------------------------
Services, L.L.C. no later than May 10, 2000.
--------------------------------------------

     Please note that the instructions of individual participants are to be kept confidential by ChaseMellon Shareholder Services, L.L.C. and the 401K Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                              Very truly yours,

                              Astoria Federal Savings and Loan Association


                              By: /S/ James J. Horvath
                                 --------------------------------
                                     Plan Administrator

[LOGO] ASTORIA                                        One Astoria Federal Plaza
       FEDERAL SAVINGS                              Lake Success, NY 11042-1085
                                                                 (516) 327-3000




                                              April 10, 2000

To:  All Participants in The LISB Employee Stock Ownership Plan (the "ESOP")

Re:  Annual Meeting of Shareholders to be held on May 17, 2000
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 17, 2000, enclosed please find the following documents:

     a)  Confidential Voting Instruction card,
     b) Proxy Statement dated April 10, 2000, including a Notice of Annual Meeting of Shareholders,
     c)  1999 Annual Report on Form 10-K, and
     d) a postage-paid return envelope addressed to ChaseMellon Shareholder Services, L.L.C., Proxy Tabulation Department (ChaseMellon Shareholder Services, L.L.C. is the Confidential Voting Instruction tabulator for the ESOP).

     As a participant in the ESOP and a named fiduciary, you have the right to direct the ESOP Trustee (CG Trust Company) how to vote the shares of Astoria Financial Corporation Common Stock ("Shares") held by the ESOP as of March 24, 2000, the meeting record date. Pursuant to the terms of the ESOP, each participant, as a named fiduciary, has the right to instruct the ESOP Trustee how to vote the Shares allocated to that person's account in the ESOP as of the record date. That number is shown on the enclosed Confidential Voting Instruction card. In general, the ESOP Trustee will be directed to vote the Shares held by the ESOP Trust and allocated to you by casting votes "FOR", "AGAINST", "WITHHELD" or "ABSTAIN" as to each proposal as specified in the Confidential Voting Instruction card accompanying this letter. The ESOP generally states that if you do not direct the Trustee how to vote the Shares allocated to your account, and as to the unallocated Shares held by the ESOP Trust, the Trustee shall vote such Shares in the same proportion as Shares as to which voting instructions are received from participants.

     Thus, through your directions, you will be exercising power and control as a named fiduciary of the ESOP not only over the Shares allocated to your account, but also with respect to a portion of the undirected or unallocated Shares held by the ESOP.

      To be considered by the Trustee in determining how to vote the Shares held by the ESOP Trust, your voting instruction must be received by ChaseMellon Shareholder Services, L.L.C. not later than by May 10, 2000.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. You should then seal the card in the enclosed envelope and return it to
-----------------------------------------------------------------------
ChaseMellon Shareholder Services, L.L.C. To direct the voting of Shares within
------------------------------------------------------------------------------
the ESOP, the Confidential Voting Instruction card must be received by
----------------------------------------------------------------------
ChaseMellon Shareholder Services, L.L.C. no later than May 10, 2000.
--------------------------------------------------------------------

     Please note that the instruction of individual participants are to be kept confidential by ChaseMellon Shareholder Services, L.L.C. and the Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                                         Very truly yours,

                                         The ESOP Committee



                                         By:/s/ James J. Horvath
                                            -----------------------------
                                                James J. Horvath

[LOGO] ASTORIA                                        One Astoria Federal Plaza
       FEDERAL SAVINGS                              Lake Success, NY 11042-1085
                                                                 (516) 327-3000



                                              April 10, 2000

To: All The Long Island Savings Bank 401(k) Savings Plan ("401K Plan") Participants with a portion of their account balance invested in the Common Stock of Astoria Financial Corporation

Re:  Annual Meeting of Shareholders to be held on May 17, 2000
     ---------------------------------------------------------

Dear Participants:

     In connection with the Annual Meeting of Shareholders of Astoria Financial Corporation to be held on May 17, 2000, enclosed please find the following documents:

     a)  Confidential Voting Instruction card,
     b) Proxy Statement dated April 10, 2000, including a Notice of Annual Meeting of Shareholders,
     c)  1999 Annual Report on Form 10-K, and
     d) a postage-paid return envelope addressed to ChaseMellon Shareholder Services, L.L.C., Proxy Tabulation Department (ChaseMellon Shareholder Services, L.L.C. is the Confidential Voting Instruction tabulator for the 401K Plan).

     As a participant in the 401K Plan with all or a portion of your account balance invested in the common stock of Astoria Financial Corporation and a named fiduciary, you have the right to direct how the 401K Trustee (CG Trust Company) votes the shares of Astoria Financial Corporation Common Stock (the "Shares") held by the 401K Plan as of March 24, 2000, the meeting record date. In general, the 401K Trustee will vote the Shares held in the 401K Plan "FOR", "AGAINST", "WITHHELD" or "ABSTAIN" as to each proposal as specified on the Confidential Voting Instruction card accompanying this letter. If you do not direct the Trustee how to vote the Shares held for your account, the 401K Trustee shall vote such Shares in the same manner and proportion as the Shares as to which instructions have been received by May 10, 2000.

     Thus, through your directions, you will be exercising power and control as a named fiduciary of the 401K Plan not only over the Shares allocated to your account, but also with respect to a portion of the undirected Shares held by the 401K Plan.

     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Plan Administrator. You should then seal the card in the enclosed envelope and return
               -----------------------------------------------------------------
it to ChaseMellon Shareholder Services, L.L.C. To direct the voting of your
---------------------------------------------------------------------------
Shares, your
------------
instruction card must be received by ChaseMellon Shareholder Services, L.L.C. no
--------------------------------------------------------------------------------
later than May 10, 2000.
------------------------

     Please note that the instructions of individual participants are to be kept confidential by ChaseMellon Shareholder Services, L.L.C. and the 401K Trustee, who have been instructed not to disclose them to anyone at Astoria Federal Savings and Loan Association or Astoria Financial Corporation.

     This memorandum is subject in its entirety to the information set forth in the enclosed Proxy Statement, which you are encouraged to read and study thoroughly.

                              Very truly yours,

                              Astoria Federal Savings and Loan Association


                              By:/S/ James J. Horvath
                                 -------------------------------
                                     Plan Administrator